Exhibit 10.2

CHEMTURA CORPORATION,

FORMERLY KNOWN AS CROMPTON CORPORATION

9 7/8% SENIOR NOTES DUE 2012

SECOND SUPPLEMENTAL INDENTURE

DATED AS OF JULY 1, 2005

TO THE INDENTURE

DATED AS OF AUGUST 16, 2004

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS TRUSTEE

SECOND SUPPLEMENTAL INDENTURE, dated as of July 1, 2005 (this “Second Supplemental Indenture”), by and among CHEMTURA CORPORATION, a Delaware corporation, formerly known as Crompton Corporation (the “Company”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association duly organized under the laws of the United States (the “Trustee”), GREAT LAKES CHEMICAL CORPORATION, a Delaware corporation (“Great Lakes”), and the subsidiaries of Great Lakes signatory hereto (together with Great Lakes, the “Guarantors”).

WHEREAS, pursuant to an indenture, dated as of August 16, 2004 (the “Existing Indenture”), by and among the Company, the Trustee, each of the guarantors named on Schedule A thereto and Deutsche Bank Trust Company Americas, as note custodian, paying agent, registrar and calculation agent, as supplemented by the first supplemental indenture between the Company and the Trustee, dated as of May 31, 2005 (the “First Supplemental Indenture” and together with the Existing Indenture, the “Indenture”), the Company issued its 9 7/8% Senior Notes due 2012 (the “Notes”); and

WHEREAS, pursuant to a definitive merger agreement, dated as of March 8, 2005, between the Company, Great Lakes and Copernicus Merger Corporation, a Delaware corporation and a direct, wholly owned subsidiary of the Company, Great Lakes became a wholly-owned subsidiary of the Company, as of July 1, 2005; and

WHEREAS, Section 4.16 of the Indenture provides that if the Company or any of its Restricted Subsidiaries (as defined in the Indenture) shall organize, acquire or otherwise invest in another Domestic Restricted Subsidiary (as defined in the Indenture) having total assets with a fair market value in excess of $500,000, then such acquired or other Restricted Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Restricted Subsidiary shall unconditionally guarantee all of the Company’s obligations under the Notes issued under the Indenture on the terms set forth in the Indenture; and

WHEREAS, the execution and delivery of this Second Supplemental Indenture have been duly authorized by Company, the Trustee and the Guarantors, and all conditions and requirements necessary to make this Second Supplemental Indenture a valid and binding agreement have been duly performed and complied with; and

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, for the equal proportionate benefit of all Holders of the Notes as follows (capitalized terms used and not defined herein taking the respective meanings assigned to them in the Indenture):

ARTICLE I.

GUARANTEE

Section 1.1.                                For value received, the Guarantors hereby unconditionally guarantee, as principal obligor and not only as a surety, to the Holders of the Notes the cash payments in United States dollars of principal of, premium, if any, and interest on the Notes (and including additional interest payable thereon) in the amounts and at the times when due and interest on the overdue principal, premium, if any, and interest, if any, of the Notes, if lawful, and the payment or performance of all other Obligations of the Company under the Indenture or the Notes, to the Holders of the Notes and the Trustee, all in accordance with and subject to the terms and limitations of the Notes, Article X of the Indenture and this Second Supplemental Indenture.  This guarantee will become effective in accordance with Article X of the Indenture and its terms shall be evidenced therein.  The validity and enforceability of this guarantee shall not be affected by the fact that it is not affixed to any particular Note.

Section 1.2.  This guarantee is subject to release upon the terms set forth in the Indenture.

ARTICLE II.

MISCELLANEOUS

Section 2.1.  The Trustee accepts the trusts created by the Indenture, as supplemented by this Second Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Second Supplemental Indenture.

Section 2.2.  Upon execution and delivery of this Second Supplemental Indenture, the terms and conditions of this Second Supplemental Indenture shall be part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one and the same instrument, except that in case of conflict, the provisions of this Second Supplemental Indenture will control.

Section 2.3.  Each of the Company and the Trustee hereby confirms and reaffirms the Indenture in every particular except as supplemented by this Second Supplemental Indenture.

Section 2.4.  All covenants and agreements in this Second Supplemental Indenture by the Company, the Trustee and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.

Section 2.5.  In case any provisions in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.6.  Nothing in this Second Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 2.7.  The parties may sign any number of copies of this Second Supplemental Indenture.  Each signed copy shall be an original, but all of them together shall represent the same agreement.  One signed copy is enough to prove this Second Supplemental Indenture.

Section 2.8.  This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.  Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Second Supplemental Indenture.

Section 2.9.  All provisions of this Second Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Second Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 2.10.  The recitals contained herein shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness.  The Trustee shall not be liable or responsible for the validity or sufficiency of this Second Supplemental Indenture or the due authorization of this Second Supplemental Indenture by the Guarantors.  The Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first written above.

CHEMTURA CORPORATION

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Vice President and Treasurer

A & M CLEANING PRODUCTS, LLC

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

AQUA CLEAR INDUSTRIES, LLC

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

ASCK, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

ASEPSIS, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

BIOLAB SERVICES, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

BIOLAB TEXTILE ADDITIVES, LLC

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

BIO-LAB, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

GLK SERVICES, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

GREAT LAKES CHEMICAL CORPORATION

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

GREAT LAKES CHEMICAL GLOBAL, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

HOMECARE LABS, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

ISCI, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

PABU SERVICES, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

PCBU SERVICES, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

RECREATIONAL WATER PRODUCTS, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

WRL OF INDIANA, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Jane Y. Schweiger
Name: Jane Y. Schweiger
Title: Vice President